                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 1998 (August 28,
1998)

                             SAMSONITE CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                            0-23214                          36-3511556
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(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


11200 East 45th Avenue
Denver, Colorado                                             80239-3018
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(Address of principal executive offices)                (Zip Code)


                                 (303) 373-2000
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     On September 4, 1998, the Registrant issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)  Financial Statements of Business Acquired.

          Not applicable.

(b)  Pro Forma Financial Information.

          Not applicable.

(c)  Exhibits.

Exhibit Number   Description
--------------   -----------

99.1             Press Release issued by Samsonite Corporation on
                 September 4, 1998.

                                       2
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                         SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         SAMSONITE CORPORATION
                             (Registrant)


                         By: /s/ Richard H. Wiley
                            ---------------------------
                            Name:  Richard H. Wiley
                            Title: Chief Financial Officer





Dated: September 4, 1998

                                       3
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                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1           Press release issued by Samsonite Corporation on September 4,
               1998.

                                       4